Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Clorox Company (the "Company") on Form S-8 of our report dated

August 17, 2001, appearing in and incorporated by reference in the

Company's Annual Report on Form 10-K for the year ended June 30, 2001.

/s/ DELOITTE & TOUCHE LLP

Oakland, California

June 12, 2002

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